                                                                   EXHIBIT 10.14


                    FIRST AMENDMENT TO OFFICE LEASE AGREEMENT

         THIS FIRST AMENDMENT TO OFFICE LEASE AGREEMENT (this "First Amendment") is made and entered into this 22nd day of February, 2000 by and between FIRST CAMPBELL ASSOCIATES, L.C., LOUDOUN CENTER L.C., FAIRFAX CORNER ASSOCIATES L.C., BLUE RIDGE ASSOCIATES L.C., MIRROR RIDGE ASSOCIATES L.C. AND KING STREET II L.C., all Virginia limited liability companies (collectively, "Landlord") ("Landlord") and DIGITAL COMMERCE CORPORATION, a Delaware corporation ("Tenant"), with reference to the following:

                                R E C I T A L S :

         A. Pursuant to that Office Lease Agreement dated January 24, 2000, by and between Landlord and Tenant (the "Lease"), Landlord leased to Tenant and Tenant leased from Landlord certain premises more particularly described therein in the building commonly known as Dulles Overlook, 575 Herndon Parkway, Herndon, Virginia 20170 (the "Building").

         B. Landlord and Tenant desire to amend the Lease as more particularly described herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

         1. All capitalized terms used herein unless specifically defined shall have the same meaning and definition as used in the Lease.

         2. Pursuant to the letter dated January 28, 2000 (attached hereto as Exhibit "A"), Tenant has exercised its Expansion Right as set forth in Article
5.02 of the Lease to add the entire Expansion Space to the Premises. Tenant shall take the Expansion Space in its "as is" and "where is" condition.

         3. Effective as of January 28, 2000 and pursuant to Section 5.02 and
5.03 of the Lease, the following terms set forth in Article I, Section 1.01 of the Lease shall be amended as follows:

                  (i) Term: Commencing on the Commencement Date and ending seven
(7) years after the Rent Commencement Date as set forth in this First Amendment.

                  (ii) Premises: 55,704 square feet of Rentable Area (28,575 square feet comprising the entire third (3rd) floor (the "Original Premises"), and 27,129 square feet comprising the entire second (2nd) floor (the "Expansion Space") of the Building, as more fully described and shown on the floor plans attached to the Lease as Exhibits "A" and "A-1" (collectively, the "Premises").

                  (iii) Tenant's Proportionate Share: 41.15%



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                  (iv) Base Rent: $1,531,860.00 ($127,655.00 per month), based upon $27.50 per square foot of Rentable Area in the Premises, per year

                  (v) Security Deposit: $600,000.00, subject to adjustment pursuant to Part 23 of the General Lease Provisions, as modified herein.

         4. The Rent Commencement Date for the Premises is that date which is ninety (90) days after the Commencement Date.

         5. The Expiration Date for the Premises is seven (7) years after the Rent Commencement Date.

         6. The Tenant Allowance is hereby increased by $135,645.00 (the "Expansion Allowance") to a total Tenant Allowance of $421,395.00. The Tenant Allowance shall be utilized and applied under the terms and conditions set forth in Article 4 of the Lease.

         7. The first sentence of Article 3 of the Lease is hereby amended by deleting the words "Subject to the expansion rights of other Tenants in the Building".

         8. The first sentence of subsection (4) of Article 3 of the Lease is hereby deleted in its entirety and replaced with the following:

                  "Base Rent for the first year of the Renewal Term shall be $31.89 per square foot of Rentable Area of the Premises".

         9. From the period commencing on the Commencement Date and expiring on the Rent Commencement Date (the "Initial Period"), and for each month following the Rent Commencement Date in which any portion of the Tenant Allowance is applied toward monthly Base Rent, Tenant shall pay its Proportionate Share of Operating Expenses and Real Estate Taxes, which amount shall be $32,772.52 per month (the "Initial Period Rent"). The Initial Period Rent is based upon Landlord's estimate for Operating Expenses and Real Estate Taxes, a copy of which is attached hereto as Exhibit "B" to this First Amendment.

         10. Section 23.04, Reduction of Security Deposit, shall be deleted in its entirety and replaced with the following:

                  Provided that no monetary Event of Default has occurred during the twelve (12) months prior to each of the following dates, the required Security Deposit shall be reduced in accordance with the chart listed below. If the Security Deposit is in the form of cash, then within thirty (30) days of each date set forth below, Landlord shall return to Tenant such amount, including any accrued interest, necessary to reduce the Security Deposit to the Adjusted Security Deposit.




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
         Effective Date                                                  Adjusted Security Deposit
         ------------------                                              -------------------------
         First anniversary of the Rent Commencement Date                        $533,333.00
         Second anniversary of the Rent Commencement Date                       $466,666.00
         Third anniversary of the Rent Commencement Date                        $400,000.00
         Fourth anniversary of the Rent Commencement Date                       $333,333.00
         Fifth anniversary of the Rent Commencement Date                        $266,666.00
         Sixth anniversary of the Rent Commencement Date                        $200,000.00

         11. Article V of the Lease has been superceded by this First Amendment and said Article V shall be of no further force or effect.

         12. The first sentence of Section 1.04 of the Lease is hereby amended by deleting the phrase "that the Leasehold Improvements are substantially completed" and replacing them with the words "of the delivery or tender of the Premises to Tenant."

         13. Except as amended by this First Amendment, the Lease remains unmodified and in full force and effect.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this First Amendment as of the day and year first above written.

                                        LANDLORD:

                                        FIRST CAMPBELL ASSOCIATES L.C.
                                        a Virginia limited liability company

                                        By:
                                              ------------------------------
                                        Name:
                                              ------------------------------
                                        Its:  Manager

                                        LOUDOUN CENTER L.C.
                                        a Virginia limited liability company

                                        By:
                                              ------------------------------
                                        Name:
                                              ------------------------------
                                        Its:  Manager




                       [SIGNATURES CONTINUE ON NEXT PAGE.]




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                                        FAIRFAX CORNER ASSOCIATES L.C.
                                        a Virginia limited liability company

                                        By:
                                              ------------------------------
                                        Name:
                                              ------------------------------
                                        Its:  Manager

                                        BLUE RIDGE ASSOCIATES L.C.
                                        a Virginia limited liability company

                                        By:
                                              ------------------------------
                                        Name:
                                              ------------------------------
                                        Its:  Manager

                                        MIRROR RIDGE ASSOCIATES L.C.
                                        a Virginia limited liability company

                                        By:
                                              ------------------------------
                                        Name:
                                              ------------------------------
                                        Its:  Manager

                                        KING STREET II L.C.
                                        a Virginia limited liability company

                                        By:
                                              ------------------------------
                                        Name:
                                              ------------------------------
                                        Its:  Manager


                                        TENANT:

                                        DIGITAL COMMERCE CORPORATION
                                        a Delaware corporation

                                        By:
                                              ------------------------------
                                        Name:
                                              ------------------------------
                                        Its:
                                              ------------------------------





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                                   EXHIBIT "A"


                         [DIGITAL COMMERCE LETTERHEAD]

January 28, 2000                                           VIA FAX #703/631-6481


Mr. Thomas J. Scavone
The Peterson Companies
12500 Fair Lakes Circle, Suite 400
Fairfax, VA 22033


Dear Tom,

         As discussed with you on January 27, DCC wishes to exercise the right to expand our lease to include the entire second floor as per article 5 in our lease agreement with you.

         Please call me to discuss the specifics in accomplishing this.


         Regards,

         /s/ ALAN KRENEK
         Alan Krenek
         Controller

Cc       William H. Seippel
         Ken Koph - Winstead, Sechrist & Minick, P.C.




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                                   EXHIBIT "B"


                         Dulles Overlook Office Building
              Estimate of Operating Expenses and Real Estate Taxes

                               Calendar Year 2000

                                                Total      Per Sq. Ft.
                                               --------    -----------
         Payroll                               $136,294     $   1.01
         Administrative                        $ 82,397     $   0.61
         Utilities                             $218,503     $   1.61
         Maintenance Contracts                 $146,705     $   1.08
         Repairs & Maintenance                 $ 61,077     $   0.45
         Licenses, Taxes, Insurance            $ 19,676     $   0.15
                                               --------     --------
         Subtotal Operating Expenses           $664,652     $   4.91

         Real Estate Taxes                     $291,060     $   2.15

         TOTAL EXPENSES:                       $955,712     $   7.06



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